Active Subsea ASA (a development stage enterprise)
Index
December 31, 2006

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Active Subsea ASA
In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, stockholders’ equity and cash flows present fairly, in all material respects, the financial position of Active Subsea ASA and its subsidiary (a development stage enterprise) at December 31, 2006, and the results of their operations and their cash flows for the period from December 1, 2006 (date of inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers AS
Aalesund, Norway
December 3, 2007
/s/ Oddvar Sandnes
State authorized public accountant

Active Subsea ASA (a development stage enterprise)
Consolidated Statement of Operations
For the Period December 1, 2006 (date of inception) Through December 31, 2006
(Norwegian Krone amounts in thousands unless otherwise stated)

Revenue		NOK	—

Operating expenses
General and administrative			3,388

Total operating expenses			3,388

Operating loss			(3,388)
Interest income			573
Interest expense	(542)
Less: Capitalized interest	542

Interest expense, net			—
Foreign currency exchange loss			(71)

			502

Loss before income taxes			(2,886)
Income tax expense			244

Net loss		NOK	(3,130)

Basic loss per common share
Net loss		NOK	(0.12)
Average common shares outstanding			25,274,194
Diluted loss per common share
Net loss		NOK	(0.12)
Average common shares outstanding			25,274,194
The accompanying notes are an integral part of these consolidated financial statements.

Active Subsea ASA (a development stage enterprise)
Consolidated Balance Sheet
As of December 31, 2006
(Norwegian Krone amounts in thousands unless otherwise stated)

Assets
Current assets
Cash and cash equivalents	NOK	386,942
VAT taxes receivable		996

Total current assets		387,938
Noncurrent assets
Construction-in-progress		83,736

Total assets	NOK	471,674

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	NOK	10,229
Warrant liability		22,247
Current portion of notes payable to related party		2,000
Taxes payable		244
Other accrued liabilities		463

Total current liabilities		35,183

Notes payable to related party		6,000

Total liabilities		41,183
Commitments and contingencies		—
Stockholders’ equity
Common stock, NOK 0.12 par value, 48,500,000 shares authorized 48,500,000 shares outstanding at December 31, 2006		5,820
Additional paid in capital		427,801
Deficit accumulated during the development stage		(3,130)

Total stockholders’ equity		430,491

Total liabilities and stockholders’ equity	NOK	471,674

The accompanying notes are an integral part of these consolidated financial statements.

Active Subsea ASA (a development stage enterprise)
Consolidated Statement of Cash Flows
For the Period December 1, 2006 (date of inception) Through December 31, 2006
(Norwegian Krone amounts in thousands unless otherwise stated)

Cash flows from operating activities
Net loss	NOK	(3,130)
Adjustments to reconcile net loss to net cash provided by operating activities
Loss on warrant liability		1,246
Changes in operating assets and liabilities
Accounts payable		1,750
Other accrued liabilities		707

Net cash flows provided by operating activities		573
Cash flows from investing activities
Capital expenditures		(4,253)

Net cash used in investing activities		(4,253)

Cash flows from financing activities
Net proceeds from issuance of common stock in private placement		358,478
Proceeds from issuance of common stock to founding shareholders		11,143
Proceeds from issuance of warrants		21,001

Net cash flows provided by financing activities		390,622

Net increase in cash and cash equivalents		386,942
Cash and cash equivalents
Beginning of period		—

End of period	NOK	386,942

Supplemental cash flow information
Income taxes paid	NOK	—
Interest paid, net of amounts capitalized	NOK	—
Supplemental noncash investing activity
Accruals for capital expenditures	NOK	8,479
Supplemental noncash financing activities
Issuance of note payable to founder in exchange for assets	NOK	8,000
Issuance of common stock to founder in exchange for assets	NOK	64,000
The accompanying notes are an integral part of these consolidated financial statements.

Active Subsea ASA (a development stage enterprise)
Consolidated Statement of Stockholders’ Equity
For the Period December 1, 2006 (date of inception) Through December 31, 2006
(Norwegian Krone amounts in thousands unless otherwise stated)

			Deficit
		Additional	Accumulated
	Common	Paid-in	During the
	Stock	Capital	Development Stage	Total
Balances at December 1, 2006	—	—	—	—
Issuance of common stock to founding shareholders (NOK 8.8 per share)	1,020	74,123	—	75,143
Issuance of common stock (NOK 10 per share)	4,800	353,678	—	358,478
Net loss	—	—	(3,130)	(3,130)

Balances at December 31, 2006	5,820	427,801	(3,130)	430,491

The accompanying notes are an integral part of these consolidated financial statements.

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006
1.	The Company

Active Subsea ASA (the “Company”) is a development stage enterprise that was established for the purpose of constructing and operating eight subsea support vessels that will service the offshore oil and gas industry. The Company is headquartered in Aalesund, Norway.

The Company was formed on December 1, 2006 through contributions from its founding shareholders Skipsaksjeselskapet Sunnmøre Rederi AS (Sunnmøre Rederi), Welsvik Offshore AS (Welsvik), and EssBe AS (EssBe). In exchange for shares of the Company’s common stock and a note receivable of NOK 8 million, Sunnmøre Rederi contributed NOK 5 million of cash and assigned rights under its shipbuilding contracts, which included the construction in progress to that point and all sub-supplier agreements then negotiated and relevant to the continued construction of the subsea support vessels. The contributed assets, excluding the NOK 5 million of contributed cash, were valued at NOK 72 million. Welsvik and EssBe contributed cash of NOK 6 million in exchange for their shares of Company common stock. Based on the initial equity capitalization, the founding shareholders received 8.5 million shares with an implied value of NOK 8.8 per share at formation. The ownership of the Company upon formation was as follows:

December 1, 2006
Sunnmøre Rederi	92.0%
Welsvik	6.7%
EssBe	1.3%
On December 19, 2006, the Company completed a private placement of 40 million shares of Company common stock for net proceeds of NOK 369.5 million or NOK 10 per share. Subsequent to the private placement, Sunnmore Rederi owns 16.1% of the Company and Welsvik and EssBe own 1.2% and 0.2%, respectively.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

Principles of Consolidation

The consolidated financial statements include the Company’s wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and cash Equivalents

All investments with original maturity dates of three months or less are considered to be cash equivalents. Under the terms of the Company’s banking arrangement, interest accruing on cash deposits is transferred to the Company’s account on December 31 of each year or is paid upon closure of the account.

Fixed Assets

At December 31, 2006, fixed assets consist solely of construction-in-progress. The assets will be depreciated when they are completed and placed into service under the policy described below.

Fixed assets are stated at historical cost net of impairment recognized, and less accumulated depreciation. Additions and improvements are capitalized; maintenance and repairs are expensed as incurred. When assets are retired or disposed of, the assets and related accumulated

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006
depreciation are removed from the balance sheet and the resulting gain or loss is reflected in the Statement of Operations. The cost of property, plant and equipment is depreciated using the straight-line method over the estimated useful lives of the respective assets.

Interest is capitalized for assets under construction. The total amount of interest capitalized was NOK 542 for the period December 1, 2006 (date of inception) through December 31, 2006.

Use of Estimates

The preparation of the Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s functional currency is Norwegian Krone; however, the Company holds a portion of its bank deposits in United States Dollar denominated accounts.

Gains and losses resulting from transactions denominated in foreign currencies are included in foreign currency exchange losses, net, within the consolidated statement of operations.

Income Taxes

Deferred income taxes are provided at the currently enacted income tax rates for the difference between the financial statement and income tax bases of assets and liabilities and carryforward items. Management provides valuation allowances against net deferred tax assets for amounts which are not considered “more likely than not” to be realized. The Company operates under the Norway Shipping Regime which defers current taxation on any Norwegian income. Although taxes are considered indefinitely deferred, the Company’s policy is to provide for and classify as deferred the future taxes on the results of operations.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in a tax return and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for public entities for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 as of January 1, 2007, as required; however, the adoption had no impact on the consolidated financial statements.

During September 2006 the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). SFAS No. 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 emphasizes that fair value is a market-based measurement, not an entity-specific measurement and therefore should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 sets out a fair value hierarchy and requires companies to disclose fair value measurements within that hierarchy. SFAS No. 157 is effective for fiscal years beginning

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006
after November 15, 2007. The Company does not expect that the adoption of SFAS 157 will have a significant impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). This statement, which is expected to expand fair value measurement, permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 is effective for the Company beginning in the first quarter of 2008. The Company is currently assessing the impact SFAS 159 may have on its Consolidated Financial Statements.

3.	Income Taxes

The components of income tax expense for the period December 1, 2006 (date of inception) through December 31, 2006 are as follows (in thousands):

Current income tax expense	NOK	244
Deferred income tax benefit		(1,120)
Less valuation allowance		1,120

	NOK	244

The Company’s deferred income taxes at December 31, 2006 represent the tax effect of the deferral of taxes on Norwegian results.

Noncurrent deferred tax asset	NOK	1,120
Valuation allowance		(1,120)

Deferred tax asset, net	NOK	—

In accordance with the provisions of SFAS No. 109, Accounting for Income Taxes, no net tax benefit was recorded in the financial statements for the Company’s 2006 net losses and deferred tax assets, as management does not consider the benefit to be more likely than not to be realized.

The provisions (benefits) for income taxes as reported are different from the provisions (benefits) computed by applying the statutory federal income tax rate. The differences are reconciled as follows (in thousands):

Taxes at statutory rate of 28%	NOK	(876)
Valuation allowance on deferred tax asset		(1,120)

Income tax expense	NOK	244

The Company is a member of the Norwegian shipping tax regime, which enables the indefinite deferral of the payment of income taxes as long as certain criteria are met. If the Company fails to meet these criteria, the Company may be deemed to have exited the shipping tax regime and, as a result, a portion of the deferred tax liability, if any, may become due and payable. The Company currently believes that it is in good standing with the Norwegian shipping tax regime.

On September 7, 2007, the Norwegian Government announced a new proposal for taxation of Norwegian ship-owning companies under the Norwegian tonnage tax regime. The proposal was presented to Parliament on October 5, 2007 as part of the 2008 National Budget. The new tonnage tax regime, as proposed, is based on the European Union model and would be applied retroactively to January 1, 2007. As a result, all shipping and certain related income, but not financial income, would be exempt from ordinary corporate income tax and subjected to a tonnage

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006
based tax. Unlike the current regime, where the taxation was only due upon a distribution of profits or an outright exit from the regime, the new regime provides for a tax exemption on profits earned after January 1, 2007. Companies that are in the current regime, and enter into the new regime, will be subject to tax at 28% for all non-taxed retained earnings generated between 1996 through December 31, 2006 in the tonnage tax company. The Company will continue to monitor the proposal as it is considered in Parliament and will report the impact, if any, upon final resolution.

4.	Warrants to Purchase Common Stock

In connection with the private placement of 40 million new shares in December 2006, the Company issued 10 million warrants to purchase shares of the Company’s common stock to the three founding shareholders. The warrants represent the right to purchase one share of the Company’s common stock for NOK 1 per share. The warrants may be exercised if the volume weighted average price is at or above the following thresholds during a period of at least 20 consecutive trading days:

1,000,000 warrants at a share price of NOK 15.00 3,000,000 warrants at a share price of NOK 17.50 6,000,000 warrants at a share price of NOK 20.00

The warrants are not transferable and expire after three years. All warrants were outstanding as of December 31, 2006. The Company has accounted for these warrants as liability instruments in accordance with Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, because the Company did not have sufficient authorized common shares available to satisfy these awards at the time of issuance. These warrants are accounted for at fair value with changes from the date of issuance recorded in general and administrative expenses in the consolidated statement of operations. Future exercises and forfeitures will reduce the amount of warrants. Exercises will increase the amount of common stock outstanding and additional paid-in capital.

The aggregate fair value of the warrants at the time of issuance of NOK 21 million and as of December 31, 2006 of NOK 22.2 million was estimated using an option pricing model with the following weighted-average assumptions:

	December 19,	December 31,
	2006	2006
Warrants
Expected annual dividends	—	—
Risk free interest rate	4.31%	4.35%
Expected term (in years)	3	2.95
Volatility(1)	30.85%	30.85%

(1)	The volatility assumption is based on the average volatility of the Oil Service Sector Index (OSX). The OSX is a price-weighted index comprised of companies in the oilfield equipment and support service sector.
5.	Related Party Transactions

The Company has entered into a contract with J. Hagenaes Shipping AS (Hagenaes) to act as the general manager for the Company. Johan Hagenaes is a board member of the Company and sole owner of Active Ship Management AS. The contract requires the Company to pay Hagenaes USD $125,000 per ship per year during the construction phase until the ship has either been placed in operation or is sold. To the extent a ship is placed in operation under a time charter, the Company will be required to pay Hagenaes USD $200,000 for the duration of the time charter. To the extent the ship is placed in operation under a bareboat charter, the Company will be required to pay

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006
Hagenaes USD $150,000 per year. During the period December 1, 2006 (date of inception) through December 31, 2006, the Company paid Active Ship Management AS NOK 1.1 million under the construction phase of the management contract.

6.	Notes Payable to Related Party

The Company’s notes payable consist of unsecured borrowings from Sunnmøre Rederi, a founding shareholder (see Note 1), in the amount of NOK 8 million bearing interest at 6%. The first installment under the agreement is due in 2007 and is classified as current in the accompanying balance sheet. Remaining payments due under the agreement are classified as a non-current liability and are due in the amount of NOK 0.75 million as construction of each of the eight subsea support vessels are completed and delivered from the shipyard. There are no financial covenants associated with, or collateral pledged on, the notes payable.

Repayment of the non-current portion of the notes payable are based on the expected delivery date of the vessels, as follows (in thousands):

2008	NOK	4,500,000
2009		1,500,000

	NOK	6,000,000

The debt was repaid during 2007, with no prepayment penalties, at face value.

7.	Earnings per Share

The following is a reconciliation of basic and diluted earnings per share (“EPS”) computations for the period December 1, 2006 (date of inception) through December 31, 2006 (in thousands, except share and per share data):

Net loss available to common shares	NOK	(3,130)
Weighted-average common shares outstanding		25,274,194
Basic EPS		(0.12)
Net loss available to common shares	NOK	(3,130)
Weighted-average common shares outstanding		25,274,194
Warrants		—

Total effect of dilutive securities		—

Adjusted weighted-average share		25,274,194
Diluted EPS	NOK	(0.12)
For the period December 1, 2006 (date of inception) through December 31, 2006, 10 million shares of common stock related to the potential conversion of the Company’s warrants were excluded from the computation of diluted earnings per share because they are antidilutive.

8.	Commitments and contingencies

During 2006, the Company entered into contracts to construct eight subsea support vessels for a total cost of approximately NOK 1 billion. The expected delivery dates for the vessels are as follows:

Hull 116	April 2008
Hull 117	May 2008

Active Subsea ASA (a development stage enterprise)
Notes to Consolidated Financial Statements
December 31, 2006

Hull 118	May 2008
Hull 119	July 2008
Hull 120	September 2008
Hull 121	November 2008
Hull 128	January 2009
Hull 129	March 2009
As of December 31, 2006, based on the completion of certain milestones within each contract by the builder, the Company has incurred approximately NOK 84 million for the construction of the vessels, which are classified on the condensed consolidated balance sheet as construction-in-progress. Of the NOK 84 million classified as construction in progress on our balance sheet, NOK 72 million represents shipbuilding costs incurred by one of our founding shareholders and contributed to us at our formation (See Note 1), NOK 8 million represents accrued capital expenditures that will be paid in 2007, and NOK 4 million represents cash expenditures on vessel construction incurred between our formation date of December 1, 2006 and December 31, 2006.

The remaining future cash capital expenditures are expected to occur as follows (in thousands)

2007	NOK	320,141
2008		425,565
2009		171,303

	NOK	917,009

9.	Subsequent Events

On November 23, 2007, Trico Marine Services, Inc., a publicly-registered company in the United States, acquired all of the outstanding shares, warrants and stock options of the Company for cash consideration of NOK 1.31 billion, equivalent to NOK 22.50 per share.

In November 2007, the Company terminated the management contract with Haganaes effective February 28, 2008.

In August 2007, the Company entered into three charter contracts for three of its subsea support vessels. The contracts are for terms ranging from two to four years and the vessels will operate in Brazil, Mexico and Norway.

In June 2007, the Company granted 400,000 stock options with an exercise price of NOK 12.00 based on the market price of the stock on the date of grant.

Active Subsea ASA (a development stage enterprise)
Index

Active Subsea ASA (a development stage enterprise)
Condensed Consolidated Statement of Operations (Unaudited)
Nine Months Ended September 30, 2007 and the Cumulative Period December 1, 2006 (date of inception) through September 30, 2007
(Norwegian Krone amounts in thousands unless otherwise stated)

				December 1, 2006
		Nine-months Ended		(date of inception) through
		September 30, 2007		September 30, 2007
Revenue	NOK	—	NOK	—

Operating expenses
General and administrative		8,056		11,444

Total operating expenses		8,056		11,444

Operating loss		(8,056)		(11,444)
Interest income		10,877		11,450
Interest expense		(222)		(764)
Less: Capitalized interest		222		764

Interest expense, net		—		—
Foreign exchange losses, net		(26,538)		(26,609)
Other expenses		(713)		(713)

		(16,374)		(15,872)

Loss before income taxes		(24,430)		(27,316)
Income tax expense		2,227		2,471

Net loss		(26,657)		(29,787)

Basic loss per common share
Net loss	NOK	(0.55)	NOK	(0.65)
Average common shares outstanding		48,500,000		46,131,579
Diluted loss per common share
Net loss	NOK	(0.55)	NOK	(0.65)
Average common shares outstanding		48,500,000		46,131,579
The accompanying notes are an integral part of these condensed consolidated financial statements.

1

Active Subsea ASA (a development stage enterprise)
Condensed Consolidated Balance Sheets (Unaudited)
(Norwegian Krone amounts in thousands unless otherwise stated)

		September 30,	December 31,
		2007	2006
Assets
Current assets
Cash and cash equivalents	NOK	162,725	386,942
Accrued interest receivable		10,876	—
VAT taxes receivable		—	996

Total current assets		173,601	387,938
Noncurrent assets
Construction-in-progress		259,475	83,736

Total assets	NOK	433,076	471,674

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	NOK	80	10,229
Warrant liability		23,472	22,247
Current portion of notes payable to related party		—	2,000
Taxes payable		2,471	244
Other accrued liabilities		3,180	463

Total current liabilities		29,203	35,183

Share based compensation liability		39	—
Notes payable to related party		—	6,000

Total liabilities		29,242	41,183
Commitments and contingencies		—	—
Stockholders’ equity
Common stock, NOK 0.12 par value, 48,500,000 shares authorized, 48,500,000 shares outstanding at September 30, 2007, and December 31, 2006		5,820	5,820
Additional paid in capital		427,801	427,801
Deficit accumulated during the development stage		(29,787)	(3,130)

Total stockholders’ equity		403,834	430,491

Total liabilities and stockholders’ equity	NOK	433,076	471,674

The accompanying notes are an integral part of these condensed consolidated financial statements.

2

Active Subsea ASA (a development stage enterprise)
Condensed Consolidated Statement of Cash Flows (Unaudited)
Nine Months Ended September 30, 2007 and the Cumulative Period December 1, 2006 (date of inception) through September 30, 2007
(Norwegian Krone amounts in thousands unless otherwise stated)

				December 1, 2006
				(date of inception)
		Nine-months Ended		through
		September 30, 2007		September 30, 2007
Cash flows from operating activities
Net loss	NOK	(26,657)	NOK	(29,787)
Adjustments to reconcile net loss to net cash used in operating activities
Stock based compensation		39		39
Loss on warrant liability		1,225		2,471
Changes in operating assets and liabilities
Accounts payable		(1,720)		30
Other accrued liabilities		717		1,180
VAT taxes receivable		996		996
Accrued interest receivable		(10,876)		(10,876)
Taxes Payable		2,227		2,471

Net cash flows used in operating activities		(34,049)		(33,476)
Cash flows from investing activities
Capital expenditures		(182,168)		(186,421)

Net cash used in investing activities		(182,168)		(186,421)

Cash flows from financing activities
Net proceeds from issuance of common stock		—		358,478
Proceeds from issuance of common stock to founding shareholders		—		21,001
Proceeds from issuance of warrants		—		11,143
Repayment of notes payable to founding shareholder		(8,000)		(8,000)

Net cash flows (used in) provided by financing activities		(8,000)		382,622

Net (decrease) increase in cash and cash equivalents		(224,217)		162,725
Cash and cash equivalents
Beginning of period		386,942		—

End of period	NOK	162,725	NOK	162,725

Supplemental cash flow information
Income taxes paid	NOK	—	NOK	—
Interest paid, net of amounts capitalized	NOK	—	NOK	—
Supplemental noncash investing activity
Accruals for capital expenditures	NOK	50	NOK	50
Supplemental noncash financing activities
Issuance of note payable to founding shareholder in exchange for assets	NOK	—	NOK	8,000
Issuance of common stock to founding shareholder in exchange for assets	NOK	—	NOK	64,000
The accompanying notes are an integral part of these condensed consolidated financial statements.

3

Active Subsea ASA (a development stage enterprise)
Condensed Consolidated Statement of Stockholders’ Equity (Unaudited)
For the Cumulative Period December 1, 2006 (date of inception) through September 30, 2007
(Norwegian Krone amounts in thousands unless otherwise stated)

			Deficit
		Additional	Accumulated
	Common	Paid-in	During the
	Stock	Capital	Development Stage	Total
Balances at December 1, 2006	—	—	—	—
Issuance of common stock to founding shareholders (NOK 8.8 per share)	1,020	74,123	—	75,143
Issuance of common stock (NOK 10 per share)	4,800	353,678	—	358,478
Net loss	—	—	(29,787)	(29,787)

Balances at September 30, 2007	5,820	427,801	(29,787)	403,834

The accompanying notes are an integral part of these condensed consolidated financial statements.

4

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
1.	Financial Statement Presentation

Active Subsea ASA (the “Company”) is a development stage enterprise that was established for the purpose of constructing and operating eight subsea support vessels that will service the offshore oil and gas industry. The Company is headquartered in Aalesund, Norway.

The Company was formed on December 1, 2006 through contributions from its founding shareholders Skipsaksjeselskapet Sunnmøre Rederi AS (Sunnmøre Rederi), Welsvik Offshore AS (Welsvik), and EssBe AS (EssBe). In exchange for shares of the Company’s common stock and a note receivable of NOK 8 million, Sunnmøre Rederi contributed NOK 5 million of cash and assigned rights under its shipbuilding contracts, which included the construction in progress to that point and all sub-supplier agreements then negotiated and relevant to the continued construction of the subsea support vessels. The contributed assets, excluding the NOK 5 million of contributed cash, were valued at NOK 72 million. Welsvik and EssBe contributed cash of NOK 6 million in exchange for their shares of Company common stock. Based on the initial equity capitalization, the founding shareholders received 8.5 million shares with an implied value of NOK 8.8 per share at formation. The ownership of the Company upon formation was as follows:

December 1, 2006
Sunnmøre Rederi	92.0%
Welsvik	6.7%
EssBe	1.3%
On December 19, 2006, the Company completed a private placement of 40 million shares of Company common stock for net proceeds of NOK 369.5 million or NOK 10 per share. Subsequent to the private placement, Sunnmore Rederi owns 16.1% of the Company and Welsvik and EssBe own 1.2% and 0.2%, respectively.

The accompanying unaudited condensed consolidated financial statements do not include certain information and footnote disclosures required by United States generally accepted accounting principles, or GAAP. In the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements have been included and consist only of normal recurring items. The unaudited condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto of Active Subsea ASA (the “Company”) for the period December 1, 2006 (date of inception) through December 31, 2006. The results of operations for the nine-month period ended September 30, 2007 are not necessarily indicative of the results that may be expected for the year ended December 31, 2007.
2.	Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for a tax position taken or expected to be taken in a tax return and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for public entities for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 as of January 1, 2007, as required; however, the adoption had no impact on the consolidated financial statements.

5

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
During September 2006 the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). SFAS No. 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 emphasizes that fair value is a market-based measurement, not an entity-specific measurement and therefore should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 sets out a fair value hierarchy and requires companies to disclose fair value measurements within that hierarchy. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company does not expect that the adoption of SFAS 157 will have a significant impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). This statement, which is expected to expand fair value measurement, permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS 159 is effective for the Company beginning in the first quarter of 2008. The Company is currently assessing the impact SFAS 159 may have on its consolidated financial statements.

3.	Income Taxes

The components of income tax expense (benefit) for the nine-month and inception to date periods ended September 30, 2007, are as follows (in thousands):

				December 1, 2006
				(date of inception)
		Nine-months Ended		through
		September 30, 2007		September 30, 2007
Current income tax expense	NOK	2,227	NOK	2,471
Deferred income tax benefit		(6,840)		(7,961)
Less: Valuation allowance		6,840		7,961

	NOK	2,227	NOK	2,471

The Company’s deferred income taxes at September 30, 2007, represent the tax effect of the deferral of taxes on Norwegian results.

Noncurrent deferred tax asset	NOK	7,961
Less: Valuation allowance		(7,961)

Deferred tax asset, net	NOK	—

In accordance with the provisions of SFAS No. 109, Accounting for Income Taxes, no net tax benefit was recorded in the financial statements for the Company’s 2006 net losses and deferred tax assets, as management does not consider the benefit to be more likely than not to be realized.

The Company is a member of the Norwegian shipping tax regime, which enables the indefinite deferral of the payment of income taxes as long as certain criteria are met. If the Company fails to meet these criteria, the Company may be deemed to have exited the shipping tax regime and, as a result, a portion of the deferred tax liability, if any, may become due and payable. The Company currently believes that it is in good standing with the Norwegian shipping tax regime.

On September 7, 2007, the Norwegian Government announced a new proposal for taxation of Norwegian ship-owning companies under the Norwegian tonnage tax regime. The proposal was

6

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
presented to Parliament on October 5, 2007 as part of the 2008 National Budget. The new tonnage tax regime, as proposed, is based on the European Union model and would be applied retroactively to January 1, 2007. As a result, all shipping and certain related income, but not financial income, would be exempt from ordinary corporate income tax and subjected to a tonnage based tax. Unlike the current regime, where the taxation was only due upon a distribution of profits or an outright exit from the regime, the new regime provides for a tax exemption on profits earned after January 1, 2007. Companies that are in the current regime, and enter into the new regime, will be subject to tax at 28% for all non-taxed retained earnings generated between 1996 through December 31, 2006 in the tonnage tax company. The Company will continue to monitor the proposal as it is considered in Parliament and will report the impact, if any, upon final resolution.

4.	Related Party Transactions

The Company has entered into a contract with J. Hagenaes Shipping AS (Hagenaes) to act as the general manager for the Company. Johan Hagenaes is a board member of the Company and sole owner of Active Ship Management AS. The contract requires the Company to pay Hagenaes USD $125,000 per ship per year during the construction phase until the ship has either been placed in operation or is sold. To the extent a ship is placed in operation under a time charter, the Company will be required to pay Hagenaes USD $200,000 for the duration of the time charter. To the extent the ship is placed in operation under a bareboat charter, the Company will be required to pay Hagenaes USD $150,000 per year. During the nine-month period and inception to date periods ended September 30, 2007, the Company paid Active Ship Management AS NOK 4.5 million and NOK 5.6 million, respectively, under the construction phase of the management contract.

5.	Equity-based Compensation

The Company recognizes expense for its share-based payments in accordance with SFAS 123 (revised), Share-Based Payment (“SFAS 123R”). On June 7, 2007, the Company issued stock options to purchase 400,000 shares of the Company’s common stock. A summary of the options granted is presented below:

				Weighted
				Average
	Date of	Exercise	Shares	Contractual	Fair Market Value
	Grant	Price	Issued	Life	Upon Grant
Board of Directors	June 7, 2007	NOK 20.00	200,000	3	NOK 1.10
Non-employees	June 7, 2007	NOK 20.00	200,000	3	NOK 1.10

7

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
The fair value of each stock option granted is estimated on the date of grant and each reporting period using a Black-Scholes option pricing model with the following weighted-average assumptions:

	June 7, 2007	September 30,
	(Grant Date)	2007
Expected annual dividends	—	—
Risk free interest rate	5.19%	4.74%
Expected term (in years)	3	2.67
Volatility (1)	31.46%	31.15%

(1)	The volatility assumption is based on the average volatility of the Oil Service Sector Index (OSX). The OSX is a price-weighted index comprised of companies in the oilfield equipment and support service sector.
The Company has accounted for these stock options as liability instruments because it did not have sufficient authorized common shares available to satisfy these awards at the time of issuance. Therefore, these stock options are accounted for at fair value with changes from the date of issuance recorded in general and administrative expenses in the condensed consolidated statement of operations.

For the nine months ended September 30, 2007, the Company recognized approximately NOK 39 thousand of share-based compensation expense related to stock options. No net tax benefits were recorded for the options since the Company provides for a full valuation allowance against its deferred tax assets. The unamortized compensation expense as of September 30, 2007 will be recognized in future periods as follows ( in thousands):

Remaining three months 2007	NOK	29
2008		117
2009		117
2010		48

	NOK	311

6.	Warrants to Purchase Common Stock

In connection with the private placement of 40 million new shares in December 2006, the Company issued 10 million warrants to purchase shares of the Company’s common stock to the three founding shareholders. The warrants represent the right to purchase one share of the Company’s common stock for NOK 1 per share. The warrants may be exercised if the volume weighted average price is at or above the following thresholds during a period of at least 20 consecutive trading days:
1,000,000 warrants at a share price of NOK 15.00
3,000,000 warrants at a share price of NOK 17.50
6,000,000 warrants at a share price of NOK 20.00

8

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
The warrants are not transferable and expire after three years. All warrants were outstanding as of September 30, 2007. The Company has accounted for these warrants as liability instruments in accordance with Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity, because the Company did not have sufficient authorized common shares available to satisfy these awards at the time of issuance. These warrants are accounted for at fair value with changes from the date of issuance recorded in general and administrative expenses in the consolidated statement of operations. Future exercises and forfeitures will reduce the amount of warrants. Exercises will increase the amount of common stock outstanding and additional paid-in capital.

The aggregate fair value of the warrants at the time of issuance of NOK 21 million, as of December 31, 2006 of NOK 22.2 million and as of September 30, 2007 of NOK 23.5 million was estimated using an option pricing model with the following weighted-average assumptions:

	December 19,	December 31,	September 30,
	2006	2006	2007
Warrants
Expected annual dividends	-	-	-
Risk free interest rate	4.31%	4.35%	4.74%
Expected term (in years)	3	2.95	2.21%
Volatility(1)	30.85%	30.85%	31.15%

(1)	The volatility assumption is based on the average volatility of the Oil Service Sector Index (OSX). The OSX is a price-weighted index comprised of companies in the oilfield equipment and support service sector.
7.	Earnings per Share

The following is a reconciliation of basic and diluted earnings per share (“EPS”) computations for the nine-month and inception to date periods ended September 30, 2007 (in thousands, except share and per share data):

				December 1, 2006
				(date of inception)
		Nine-months Ended		through
		September 30, 2007		September 30, 2007
Net loss available to common shares	NOK	(26,657)	NOK	(29,787)
Weighted-average common shares outstanding		48,500,000		46,131,579
Basic EPS		(0.55)		(0.65)
Net loss available to common shares	NOK	(26,657)	NOK	(29,787)
Weighted-average common shares outstanding		48,500,000		46,131,579
Warrants		—		—
Stock options		—		—

Total effect of dilutive securities		—		—

Adjusted weighted-average share		48,500,000		46,131,579
Diluted EPS	NOK	(0.55)	NOK	(0.65)
For the nine-month and inception to date periods ended September 30, 2007, options to purchase 400,000 shares of common stock at NOK 20.00 were excluded from the computation of diluted earnings per share because they were antidilutive.

9

Active Subsea ASA (a development stage enterprise)
Notes to Condensed Consolidated Financial Statements
September 30, 2007
For the nine-month and inception to date periods ended September 30, 2007, 10 million shares of common stock related to the potential conversion of the Company’s warrants were excluded from the computation of diluted earnings per share because they were antidilutive.

8.	Commitments and Contingencies

During 2006, the Company entered into contracts to construct eight subsea support vessels for a total cost of approximately NOK 1 billion. The expected delivery dates for the vessels are as follows:

Hull 116	April 2008
Hull 117	May 2008
Hull 118	May 2008
Hull 119	July 2008
Hull 120	September 2008
Hull 121	November 2008
Hull 128	January 2009
Hull 129	March 2009
As of September 30, 2007, based on the completion of certain milestones within each contract by the builder, the Company has incurred approximately NOK 259 million for the construction of the vessels, which are classified on the condensed consolidated balance sheet as construction-in-progress. Of the NOK 259 million classified as construction in progress on our balance sheet, NOK 72 million represents shipbuilding costs incurred by one of our founding shareholders and contributed to us at our formation (See Note 1) and NOK 186 million represents cash expenditures on vessel construction incurred between our formation date of December 1, 2006 and September 30, 2007.

The remaining future cash capital expenditures are expected to occur as follows (in thousands)

Remainder of 2007	NOK	135,923
2008		425,565
2009		171,303

	NOK	732,791

In August 2007, the Company entered into three charter contracts for three of its subsea support vessels. The contracts are for terms ranging from two to four years and the vessels will operate in Brazil, Mexico and Norway. Under the terms of these contracts, we may incur financial penalties if the contracted vessels are not timely delivered and if such overruns or delays exceed the liquidated damages provisions provided for under the contract terms.

The Company has been submitting for reimbursement from the Norwegian government VAT taxes paid; however, the Company has not yet completed its registration as a VAT-registered company after the change in capital structure in December 2006. The Company has claimed and received refunds of approximately NOK 2 million as of September 30, 2007. Because the Company has not completed the registration process to receive such refunds, they have been reflected in the accompanying condensed consolidated balance sheet in other accrued liabilities. In addition, the Company has accrued penalties and interest of NOK 713 thousand in general and administrative expenses in the condensed consolidated statement of operations.

To the extent the Company is able to ultimately obtain VAT registration, the liability associated with the refunds received will be offset against construction in progress costs on which the taxes were originally levied. To the extent the authorities allow for a retroactive application, the liability related to the penalties and interest will be reversed resulting in a credit to general and administrative expenses in a future period.
9.	Subsequent Events

On November 23, 2007, Trico Marine Services, Inc., a publicly registered company in the United States, acquired all of the outstanding shares of the Company for cash consideration of NOK 1.31 billion, equivalent to NOK 22.50 per share.

In November 2007, the Company terminated the management contract with Haganaes effective February 28, 2008.

10